UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2011
ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	94-1658138 (I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01.	Entry into a Material Definitive Agreement.
          On May 31, 2011, Anixter International Inc.’s operating subsidiary Anixter Inc. (the “Company”) amended the agreements governing its accounts receivable securitization program. The following key changes have been made to the program:
•	The size of the program has increased from $200 million to $275 million.

•	The liquidity termination date of the program will be May 2013 (formerly a 364 day program maturing July 2011).

•	The renewed program carries an all-in drawn funding cost of Commercial Paper (“CP”) plus 90 basis points (previously CP plus 115 basis points).

•	Unused capacity fees decreased from 57.5 to 60 basis points to 45 to 55 basis points depending on utilization.
          All other material terms and conditions remain unchanged. The Second Amended and Restated Receivables Sale Agreement between the Company and Anixter Receivables Corporation (“ARC”) and the Second Amended and Restated Receivables Purchase Agreement, among ARC, the Company, the Conduits and the Financial Institutions party thereto, JPMorgan Chase Bank, N.A. (“JPMCB”) and SunTrust Robinson Humphrey, Inc. (“SunTrust”) as Managing Agents, and JPMCB, as agent, each dated as of May 31, 2011, are attached as Exhibit 10.1 and Exhibit 10.2, respectively.
          JPMCB and an affiliate of SunTrust serve as lenders under the Company’s Five Year Revolving Credit Agreement.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Receivable Sale Agreement, dated as of May 31, 2011, between Anixter Inc., as Seller, and Anixter Receivables Corporation, as Buyer.

10.2	Second Amended and Restated Receivable Purchase Agreement, dated as of May 31, 2011, among Anixter Receivables Corporation, as Seller, Anixter Inc., as Servicer, Falcon Asset Securitization Company LLC and Three Pillars Funding LLC, as Conduits, the Financial Institutions party thereto, JPMorgan Chase Bank, N.A. and SunTrust Robinson Humphrey, Inc., as Managing Agents and JPMorgan Chase Bank, N.A., as Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.
June 1, 2011	By:	/s/ Dennis J. Letham
Dennis J. Letham
Executive Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Receivable Sale Agreement, dated as of May 31, 2011, between Anixter Inc., as Seller, and Anixter Receivables Corporation, as Buyer.

10.2	Second Amended and Restated Receivable Purchase Agreement, dated as of May 31, 2011, among Anixter Receivables Corporation, as Seller, Anixter Inc., as Servicer, Falcon Asset Securitization Company LLC and Three Pillars Funding LLC, as Conduits, the Financial Institutions party thereto, JPMorgan Chase Bank, N.A. and SunTrust Robinson Humphrey, Inc., as Managing Agents and JPMorgan Chase Bank, N.A., as Agent.